EXHIBIT 10.2

Amendment Number One
to
Employment Agreement with
Iroquois Federal Savings and Loan Association

This Amendment Number One is hereby made to the Employment Agreement (“Agreement”) by and between Iroquois Federal Savings and Loan Association (the “Bank”) and Walter H. Hasselbring, III, President and Chief Executive Officer of the Bank (the “Executive”) as of this 26th day of May, 2016.

WHEREAS, the Bank and Executive entered into an Employment Agreement, effective November 25, 2015 (“Effective Date”); and

WHEREAS, the Agreement provides that the Agreement shall be subject to renewal on each anniversary of the Effective Date (each, an “Anniversary Date”), subject to the satisfaction of certain conditions prior thereto;

WHEREAS, the Bank and Executive desire to change the renewal dates to correspond to the renewal date of the majority of the Bank’s executive contracts, which date is July 7th; and

WHEREAS, Section 15(a) provides that the Agreement may be modified by a written instrument signed by both parties.

NOW THEREFORE, BE IT RESOLVED, that the Agreement shall be modified as follows:

1.           Section 2(a) of this Agreement shall be amended by adding the following sentence at the end thereof:

“Effective July 7, 2016, the term of this Agreement shall commence on July 7, 2016 and shall end on the third anniversary thereof, which is July 7, 2019.”

2.           Section 2(b)  of the Agreement is amended to revise the last sentence set forth therein and include the following sentence at the end thereof.

“If notice of nonrenewal is provided to Executive, then in such case the term of this Agreement shall become fixed and shall cease at the end of three years following said Anniversary Date.  Notwithstanding the foregoing, effective May 26, 2016, for purposes of determining the renewal terms of this Agreement, the “Anniversary Date” shall be deemed to be July 7th of each year.”

3.           In all other respects, the Agreement remains in full force and effect.

IN WITNESS WHEREOF,  the Bank and the Executive have executed this Amendment Number One as of the 26th day of May, 2016.

ATTEST:	IROQUOIS FEDERAL SAVINGS AND LOAN ASSOCIATION

/s/ Beth A. Warren	/s/ Gary Martin

WITNESS:	WALTER H. HASSELBRING, III

/s/ Beth A. Warren	/s/ Walter H. Hasselbring, III